EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED  INTERNATIONAL EQUITY FUND
EATON VANCE TAX-MANAGED MID-CAP CORE FUND
EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus
dated March 1, 2006

1. The following is added to “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased through the Eaton Vance Supplemental Retirement Account (regardless of the amount of the purchase) are subject to a CDSC equal to 1% if redeemed within one year of purchase and 0.50% if redeemed within two years of purchase. The principal underwriter may pay commissions of up to 1% on sales of Class A shares made at net asset value through the Eaton Vance Supplemental Retirement Account.

2. The following replaces the second paragraph under “Redeeming Shares”:

Class A shares of Tax-Managed International Equity Fund are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by tax-deferred retirement plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

3. The following replaces “Withdrawal Plan” under “Shareholder Account Features”:

Withdrawal Plan. Shares may be redeemed on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A shares of Tax-Managed International Equity Fund within 90 days of settlement of purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

May 1, 2006	TMCOMBPS

EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND

Supplement to Prospectus
dated September 1, 2005

1. The following is added to “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased through the Eaton Vance Supplemental Retirement Account (regardless of the amount of the purchase) are subject to a CDSC equal to 1% if redeemed within one year of purchase and 0.50% if redeemed within two years of purchase. The principal underwriter may pay commissions of up to 1% on sales of Class A shares made at net asset value through the Eaton Vance Supplemental Retirement Account.

2. The following replaces “Withdrawal Plan” under “Shareholder Account Features”:

Withdrawal Plan. Shares may be redeemed on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

May 1, 2006	TMDIPS

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1

Supplement to Prospectus
dated March 1, 2006

1.  Effective May 1, 2006 the name of the Fund has been changed from Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 to Eaton Vance Tax-Managed Small-Cap Growth Fund.

2.  The following is added to “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased through the Eaton Vance Supplemental Retirement Account (regardless of the amount of the purchase) are subject to a CDSC equal to 1% if redeemed within one year of purchase and 0.50% if redeemed within two years of purchase. The principal underwriter may pay commissions of up to 1% on sales of Class A shares made at net asset value through the Eaton Vance Supplemental Retirement Account.

3.  The following replaces “Withdrawal Plan” under “Shareholder Account Features”:

Withdrawal Plan. Shares may be redeemed on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

May 1, 2006	MG1.1PS